                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)              May 10, 2002
                                                                    ------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)

  Laws of the United States          33-99362               51-0269396
  -------------------------          --------               ----------
 (State or other jurisdiction    (Commission File   (IRS Employer Identification
of incorporation or organization)      Number)                   Number)

201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)

                   302/594-4000
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Registrant's telephone number, including area code

                                      N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

        Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of April 1 through April 30, 2002 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

             Original Principal Original Principal       Pooling and
                  Amount             Amount         Servicing Supplement Interest    Interest      Principal
   Series        (Class A)         (Class B)                Date           Type       Payment       Payment
----------------------------------------------------------------------------------------------------------------
1996-2             600,000,000       54,300,000     June 4, 1996         Floating       Yes           no
1996-4             500,000,000       45,180,000     August 6, 1996       Floating       Yes           no
1996-6             862,650,000       78,000,000     December 13, 1996    Floating       Yes           no
1996-8             400,000,000       36,200,000     December 11, 1996    Floating       Yes           no
1997-1             750,000,000       67,770,000     February 4, 1997     Floating       Yes           no
1997-2             500,000,000       45,180,000     May 8, 1997          Floating       Yes           no
1997-3             500,000,000       45,180,000     June 10, 1997        Floating       Yes           no
1997-4             500,000,000       45,180,000     June 10, 1997        Floating       Yes           no
1997-5             650,000,000       58,735,000     August 7, 1997       Floating       Yes           no
1997-6           1,300,000,000      117,470,000     September 9, 1997      Fixed        Yes           no
1997-7             500,000,000       45,180,000     September 9, 1997    Floating       Yes           no
1997-8             780,000,000       70,482,000     September 23, 1997   Floating       Yes           no
1997-9             500,000,000       45,180,000     October 9, 1997      Floating       Yes           no
1998-1             700,000,000       63,253,000     May 21, 1998         Floating       Yes           no
1998-4             700,000,000       63,253,000     July 22, 1998        Floating       Yes           no
1998-5             650,000,000       58,735,000     August 27, 1998      Floating       Yes           no
1998-6             800,000,000       72,289,000     August 27, 1998      Floating       Yes           no
1998-8             500,000,000       45,180,000     September 17, 1998   Floating       Yes           no
1998-9             650,000,000       44,828,000     December 22, 1998      Fixed        Yes           no
1999-1           1,000,000,000       90,361,000     February 24, 1999    Floating       Yes           no
1999-2             500,000,000       45,180,000     February 24, 1999    Floating       Yes           no
1999-3             700,000,000       54,167,000     May 4, 1999          Floating       Yes           no
1999-4             500,000,000       38,691,000     May 26, 1999         Floating       Yes           no
2001-1             750,000,000       58,036,000     January 30, 2001     Floating       Yes           no
2001-2           1,250,000,000       96,727,000     March 19, 2001       Floating       Yes           no
2001-3             630,000,000       48,750,000     March 29, 2001       Floating       Yes           no
2001-4             600,000,000       46,428,000     May 16, 2001         Floating       Yes           no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

         The 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08, 99.09, 99.10, 99.11, 99.12, 99.13, 99.14,
99.15, 99.16, 99.17, 99.18, 99.19, 99.20, 99.21, 99.22, 99.23, 99.24, 99.25,
99.26, 99.27, and 99.28 to this report.

Item 7.   Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)    Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer

                                            By:  /s/ Tracie H. Klein
                                                 -------------------------------
                                                 Name:   Tracie H. Klein
                                                 Title:  First Vice President

Date:  May 15, 2002
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